UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 29, 2023

Electriq Power Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39948	85-3310839
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

625 N. Flagler Drive,	Suite 1003	33401
West Palm Beach,	Florida
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (833) 462-2883
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ELIQ	New York Stock Exchange
Warrants, each exercisable for one share of Class A common stock at an exercise price of $6.57 per share	ELIQ.WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of
1934 (§240.12b-2 of this chapter).	Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 22, 2023, Electriq Power Holdings, Inc. (the “Company”) received written notice (the “Notice”) from the New York Stock Exchange (the “NYSE”) that it was not in compliance with the continued listing standard set forth in Section 802.01B of the NYSE Listed Company Manual (the “Minimum Market Capitalization Standard”) because its average global market capitalization over a consecutive 30 trading-day period was less than $50.0 million and, at the same time, its last reported stockholders’ equity was less than $50.0 million. As set forth in the Notice, the Company also no longer satisfies the continued listing compliance standard set forth in Section 802.01C of the NYSE Listed Company Manual (the “Minimum Stock Price Standard”) because the average closing price of the Company’s Class A common stock was less than $1.00 per share over a consecutive 30 trading-day period.

Under Section 802.02 of the NYSE Listed Company Manual, the Company has 45 days from the receipt of the Notice to submit a plan advising the NYSE of definitive action the Company has taken, or is taking, which would bring the Company into compliance with the Minimum Market Capitalization Standard within 18 months of receipt of the Notice (the “Market Capitalization Cure Period”). The Company intends to develop and submit a plan (the “Plan”) to bring it into compliance with the Minimum Market Capitalization Standard within the required time frame by pursuing measures that are in the best interests of the Company and its stockholders. The NYSE will review the Plan and determine whether the Company has made a reasonable demonstration of an ability to conform to the relevant standards during the Market Capitalization Cure Period. If the Plan is not submitted on a timely basis, is not accepted by the NYSE or if the NYSE determines that the Company is not making sufficient progress on the Plan during the Market Capitalization Cure Period, the NYSE could initiate suspension and delisting proceedings prior to the end of the Market Capitalization Cure Period.

Under Section 802.01C of the NYSE Listed Company Manual, the Company has six months from receipt of the Notice, or until the Company’s next annual meeting of stockholders if stockholder approval is required, following receipt of the Notice to regain compliance with the Minimum Stock Price Standard (the “Share Price Cure Period”). In order to regain compliance with the Minimum Stock Price Standard, on the last trading day in any calendar month during the Share Price Cure Period, the Company’s Class A common stock must have: (i) a closing price of at least $1.00 per share; and (ii) an average closing price of at least $1.00 per share over the 30 trading-day period ending on the last trading day of such month.

Under the NYSE rules, the Company’s Class A common stock and warrants will continue to be listed and traded on the NYSE during the independent cure periods outlined above, subject to the Company’s compliance with other continued listing requirements. The current noncompliance with the NYSE listing standards does not affect the Company’s ongoing business operations or its U.S. Securities and Exchange Commission reporting requirements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Press Release dated November 29, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward Looking Statements

This Current Report on Form 8-K includes statements concerning the Company and its future expectations, plans and prospects that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "may," "should," "expects," "plans," "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," or "continue," or the negative of these terms or other similar expressions. Forward-looking statements in this Current Report on Form 8-K include a statement regarding the Company’s intention to develop and submit the Plan to bring it into compliance with the Minimum Market

Capitalization Standard within the required time frame. Although the Company believes that its plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, the Company cannot assure you that it will achieve or realize these plans, intentions, or expectations. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, and any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward looking statements. These forward-looking statements are not guarantees of performance. You should understand that these statements are affected by factors set forth in the Company’s filings with the SEC, including but not limited to those described under the heading “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 filed with the SEC on November 14, 2023, and in its other filings made with the SEC from time to time, which are available via the SEC’s website at www.sec.gov. The company assumes no obligation to update any forward-looking statements contained in this Current Report on Form 8-K, whether as a result of any new information, future events, or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRIQ POWER HOLDINGS, INC.

Date: November 28, 2023	By:	/s/ Petrina Thomson
	Name:	Petrina Thomson
	Title:	Chief Financial Officer